UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024
INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Boulevard, Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders (the "Annual Meeting") of Intel Corporation (the "Company") held on May 7, 2024, a total of 3,509,804,090 shares of the Company's common stock were present or represented by proxy, representing 82.5% of the 4,256,872,276 shares outstanding as of the close of business on March 11, 2024, the record date for the determination of stockholders entitled to vote at the Annual Meeting.

The following are the voting results on the seven proposals considered and voted upon at the Annual Meeting, all of which were described in the Company's Proxy Statement filed with the U.S. Securities & Exchange Commission on March 28, 2024.

Proposal 1. Election of Directors: All Directors Elected

Nominee	For	Against	Abstain	Broker Non-Votes
Patrick P. Gelsinger	2,701,870,173	62,376,874	7,935,879	737,621,164
James J. Goetz	2,684,253,295	79,247,372	8,682,259	737,621,164
Andrea J. Goldsmith	2,722,766,834	40,797,591	8,618,501	737,621,164
Alyssa H. Henry	2,696,846,424	66,752,947	8,583,555	737,621,164
Omar Ishrak	2,657,993,613	105,225,289	8,964,024	737,621,164
Risa Lavizzo-Mourey	2,481,475,287	270,445,991	20,261,648	737,621,164
Tsu-Jae King Liu	2,660,722,352	102,589,383	8,871,191	737,621,164
Barbara G. Novick	2,663,655,202	99,821,485	8,706,239	737,621,164
Gregory D. Smith	2,709,354,314	53,689,931	9,138,681	737,621,164
Stacy J. Smith	2,741,507,664	22,557,061	8,118,201	737,621,164
Lip-Bu Tan	2,716,660,030	45,138,648	10,384,248	737,621,164
Dion J. Weisler	2,656,105,219	107,007,233	9,070,474	737,621,164
Frank D. Yeary	2,625,936,279	137,242,664	9,003,983	737,621,164

Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm: Approved

For	Against	Abstain	Broker Non-Votes
3,279,378,828	219,232,518	11,192,744	—

Proposal 3. Advisory Vote to Approve Compensation of Named Executive Officers: Approved

For	Against	Abstain	Broker Non-Votes
2,465,544,401	285,877,467	20,761,058	737,621,164

Proposal 4. Stockholder Proposal Requesting a Corporate Financial Sustainability Board Committee: Not Approved

For	Against	Abstain	Broker Non-Votes
34,575,888	2,712,681,144	24,925,894	737,621,164

Proposal 5. Stockholder Proposal Requesting a Risk Report of Opposing State Abortion Regulation: Not Approved

For	Against	Abstain	Broker Non-Votes
22,682,787	2,705,994,928	43,505,211	737,621,164

Proposal 6. Stockholder Proposal Requesting an Excessive Golden Parachute Approval Policy: Not Approved

For	Against	Abstain	Broker Non-Votes
201,304,600	2,558,539,443	12,338,883	737,621,164

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	May 9, 2024	By:	/s/ April Miller Boise
April Miller Boise
Executive Vice President and Chief Legal Officer